                                                                   Exhibit 10.10

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                    EXCLUSIVE LICENSE AND KNOW-HOW AGREEMENT
                                   NO. L99037

by and between the undersigned:

         LE CENTRE NATIONAL DE LA RECHERCHE SCIENTIFIQUE, national public scientific and technological institution, whose head office is at 3 Rue Michel Ange, 75794 PARIS Cedex 16, herein represented by its Executive Director, Catherine BRECHIGNAC (hereinafter called the "CNRS")

and

         L'UNIVERSITE LOUIS PASTEUR STRASBOURG 1, public scientific and professional institution, whose head office is at 4 Rue Blaise Pascal, 67070 Strasbourg Cedex, herein represented by its president, Jean-Yves MERINDOL (hereinafter designated the "UNIVERSITY")

         CNRS and the UNIVERSITY being hereinafter designated together as the "INSTITUTIONS"

         the INSTITUTIONS herein acting in their own name and on behalf of the Laboratoire de Chimie Bioorganique, URA No. 1386 CNRS/UNIVERSITE LOUIS PASTEUR-STRASBOURG 1, and the Integrated and Cellular Neurophysiology Laboratory, URA No. 1446 CNRS/UNIVERSITE LOUIS PASTEUR-STRASBOURG 1 (hereinafter designated the "LABORATORIES").

                                                         party of the first part

AND

         BIOSPHERE MEDICAL INC., corporation registered in the UNITED STATES in the State of Massachusetts, whose head office is at 111 Locke Drive, Marlborough, MA 01752, United States, herein represented by its President and Chief Executive Officer Jean-Marie VOGEL, (hereinafter designated "BIOSPHERE MEDICAL INC.").

                                                       party of the second part.

         The INSTITUTIONS and BIOSPHERE MEDICAL INC are hereinafter designated together as the "PARTIES".

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

         WHEREAS:

         The INSTITUTIONS and I.B.F. BIOTECHNICS signed a license agreement No. L90128 on November 26, 1990 for the use of Patents and Know-how in order to manufacture and sell the Products in the Domain, as these terms are defined in License Agreement L90128.

         I.B.F. BIOTECHNICS has changed its corporate name and is now called BIOSEPRASA, business corporation with capital of FRF 21,300,000, registered in the Registry of Business Names and Corporations of Nanterre under No. B 331 502 641, whose intra-community VAT No. is FR 12 331 502 641 and whose head office is at 35 Avenue Jean Jaures, 92390 Villeneuve La Garenne. Until May 17, 1999, BIOSEPRA-SA was a subsidiary of BIOSPHERE MEDICAL INC. when it became a subsidiary of Life Technologies, a corporation registered in the USA.

         BIOSEPRA-SA, BIOSPHERE MEDICAL INC and the INSTITUTIONS have agreed to amend the terms of license L90128.

         BIOSEPRA-SA, BIOSPHERE MEDICAL INC and the INSTITUTIONS have agreed that license L90128 will be cancelled by mutual consent and replaced by two licenses:
         - License No. L99036, granted to BIOSEPRA-SA, for the working of the PATENTS OF THE AGREEMENT and the KNOW-HOW OF THE AGREEMENT, limited solely to the use of TRANSFECTAM, in all domains excluding medical.
         - License No. L99037, granted to BIOSPHERE MEDICAL INC for the working of the PATENTS OF THE AGREEMENT and the KNOW-HOW OF THE AGREEMENT only in the medical domain (excluding in particular the domain of research reagents).

         Finally, it was agreed that CNRS, starting with the coming into force of this agreement, would resume at its expense the management and industrial property fees relative to the PATENTS OF THE AGREEMENT.

         ACCORDINGLY, THE PARTIES HERETO HAVE AGREED TO THE FOLLOWING:

         Preliminary Clause - DEFINITIONS

              PATENTS OF THE AGREEMENT means:
              - the French patent application filed on [**] under no. [**], entitled "[**]" in the name of [**], citing as inventors[**] and [**],
              - the French patent application filed on [**] under no. [**], entitled "[**]" in the name of [**], citing as inventors [**] and [**],
              - and the extensions abroad of the French patent applications cited above, the French and foreign patents corresponding to these applications, and the later complementary certificates of protection.
              A list of the PATENTS OF THE AGREEMENT appears in Schedule 1 to this Agreement.

              DATE OF COMING INTO FORCE means the last signature date of this Agreement.

              DATE OF FIRST MARKETING means the date on which a PRODUCT OF THE AGREEMENT is first marketed.

              DISTRIBUTORS means all corporations or legal entities acting on their own behalf and for their personal account as purchasers of PRODUCTS OF THE AGREEMENT packaged or not for their resale.

              DOMAIN OF THE CONTRACT means the applications of the PRODUCTS OF THE AGREEMENT only in the medical domain (specifically excluding the domain of research reagents).

              PARTIES means the INSTITUTIONS and BIOSPHERE MEDICAL INC.

              PRODUCTS OF THE AGREEMENT means all products implementing some or all of the PATENTS OF THE AGREEMENT and/or KNOW-HOW OF THE AGREEMENT or which could not be developed, used, fabricated or marketed without using some or all of the KNOW-HOW OF THE AGREEMENT and/or infringing some or all of the PATENTS OF THE AGREEMENT.

              KNOW-HOW OF THE AGREEMENT means a set of technical information, whether written, graphic or oral, whatever medium used, acquired by the LABORATORIES during their research until the DATE OF COMING INTO FORCE, and concerning the application of the invention that is the subject of the PATENTS OF THE CONTRACT.

              SUB-LICENSEE means any third party that has obtained from BIOSPHERE MEDICAL INC a license to develop, use, manufacture or market the PRODUCTS OF THE AGREEMENT in the DOMAIN OF THE AGREEMENT.

              TERRITORY OF THE AGREEMENT means the whole world.

              TRANSFECTAM means a lipopolyamine used as a transfection agent marketed by BIOSEPRA-SA under the registered trade name Transfectam.

              NET SALES means the gross amounts invoiced by BIOSPHERE MEDICAL INC to its customers, including the DISTRIBUTORS, for the sales of the PRODUCTS OF THE AGREEMENT, after deduction of the usual commercial discounts, balances resulting from returns of the PRODUCTS OF THE AGREEMENT, sales, purchase, import and value added taxes and transport costs.

              The plural may be understood to refer to the singular and vice-versa.

         Section 1 - SUBJECT, NATURE AND SCOPE OF THE AGREEMENT

         1.1 By this agreement, the INSTITUTIONS grant BIOSPHERE MEDICAL INC, which accepts, an exclusive license for the PATENTS OF THE AGREEMENT and the KNOW-HOW OF THE AGREEMENT in the TERRITORY OF THE AGREEMENT for the development, use, manufacture and marketing of the PRODUCTS OF THE AGREEMENT within the DOMAIN OF THE AGREEMENT.

              BIOSPHERE MEDICAL INC agrees not to work the PATENTS OF THE AGREEMENT and the KNOW-HOW OF THE AGREEMENT outside the TERRITORY OF THE AGREEMENT or the DOMAIN OF THE AGREEMENT.

         1.2 The license granted under 1.1 of this agreement is accompanied by granting by the INSTITUTIONS to BIOSPHERE MEDICAL INC the right to sub-license the PATENTS OF THE AGREEMENT and the KNOW-HOW OF THE AGREEMENT to SUB-LICENSEES for the development, use, manufacture and marketing of the PRODUCTS OF THE AGREEMENT in the TERRITORY OF THE AGREEMENT and DOMAIN OF THE AGREEMENT.

         1.3 Exclusivity means that the INSTITUTIONS agree not to grant another license on the PATENTS OF THE AGREEMENT and the KNOW-HOW OF THE AGREEMENT for the working of the PRODUCTS OF THE AGREEMENT in the DOMAIN OF THE AGREEMENT and in the TERRITORY OF THE AGREEMENT. The INSTITUTIONS however retain the right to use the PATENTS OF THE AGREEMENT and the KNOW-HOW OF THE AGREEMENT for research purposes and to work them directly.

         Section 2 - TERM

         2.1 This Agreement will come into force on the DATE OF COMING INTO FORCE and remain in force except if cancelled early as provided in section 14 below:

              2.1.1 In any country where there is no or no longer a PATENT OF THE AGREEMENT (applied for or issued) in force, for 10 years after the DATE OF FIRST MARKETING in this country (or for the countries that are members of the European Union, for 10 years after the DATE OF FIRST MARKETING in one of the member countries of the European Union).

                      After the 10-year period, the license will be non-exclusive and free in the countries where there is no or is no longer a PATENT OF THE AGREEMENT in force.

              2.1.2 In countries where there is a PATENT OF THE AGREEMENT in force, for the term of the validity of the said PATENT OF THE AGREEMENT (possibly extended by a Complementary Certificate of Protection or equivalent authorization), when this term exceeds the period provided in 2.1.1.

         2.2 License L90128 is cancelled by mutual consent starting on the date of coming into force of license No. L99036 granted to BIOSEPRA-SA.

         Section 3- SUB-LICENSE

         3.1  BIOSPHERE MEDICAL INC may, in application of the stipulations of section 1.2 above, grant sub-licenses to SUB-LICENSEES in the DOMAIN OF THE AGREEMENT and in the TERRITORY OF THE AGREEMENT on condition of having obtained prior written consent from the INSTITUTIONS as to the person of the SUB-LICENSEES and the terms of the sub-license agreement. Moreover, BIOSPHERE MEDICAL INC agrees to convey to the INSTITUTIONS a copy of these sub-license agreements within one (1) month of their signing.

         3.2 BIOSPHERE MEDICAL INC will remain responsible to the INSTITUTIONS for the execution by its SUB-LICENSEES of all obligations placed on BIOSPHERE MEDICAL INC in this agreement.


         Section 4 - TRANSFER OF THE LICENSE AGREEMENT

         4.1 This agreement is entered into INTUITU PERSONAE. Accordingly, it is personal, non-assignable and non-transferable subject to any sub-licenses granted by BIOSPHERE MEDICAL INC in compliance with the stipulations of 1.2 and 3 of this agreement and stipulations of 4.2 below.

         4.2 In the case of the take-over, merger, absorption, assignment or transfer of BIOSPHERE MEDICAL INC or of its activities to another legal entity or any other transformation of BIOSPHERE MEDICAL INC seeking to modify the INTUITU PERSONAE characteristics taken into account for this Agreement, this Agreement many not be transferred or assigned except with the consent of the INSTITUTIONS. This consent can only be refused if the INSTITUTIONS justify it in writing within thirty (30) days of notification by BIOSPHERE MEDICAL INC that the transfer of this agreement would place it in a conflict of interest. Without a duly explained refusal within thirty (30) days of receipt of notice from BIOSPHERE MEDICAL INC informing the INSTITUTIONS of a request to transfer, the consent will be deemed granted and the transfer may take place automatically.

              In the case of the consent by the INSTITUTIONS, it is now agreed that the said legal entity will be, in any event, subject to the same obligations as those placed on BIOSPHERE MEDICAL INC in this agreement, unless the new parties together agree otherwise.

              A supplement to this agreement between the INSTITUTIONS and the said legal entity must be prepared simultaneous to the merger or transfer executed with BIOSPHERE MEDICAL INC in which the option chosen by the new parties, in compliance with the previous paragraph, is set out.

         Section 5 - DELIVERY OF KNOW-HOW

              BIOSPHERE MEDICAL INC acknowledges that it has received the KNOW-HOW OF THE AGREEMENT before the DATE OF COMING INTO FORCE.

         Section 6 - WORKING

         6.1 BIOSPHERE MEDICAL INC agrees to work this license and to apply diligence to develop, manufacture and sell the PRODUCTS OF THE AGREEMENT in the DOMAIN OF THE AGREEMENT and in the TERRITORY OF THE AGREEMENT and to find markets, especially by use of serious commercial marketing and reasonable advertising efforts.

              BIOSPHERE MEDICAL INC agrees to satisfy the orders it receives by delivering the PRODUCTS OF THE AGREEMENT within the shortest possible time and to ensure product support.

         6.2 BIOSPHERE MEDICAL INC, without prejudice to what is provided in the following paragraph, is prohibited from using for commercial promotion purposes the names "Centre National de la Recherche Scientifique" or "CNRS" or UNIVERSITE LOUIS PASTEUR - STRASBOURG 1", any trademark or distinctive sign belonging to the INSTITUTIONS and any adaptation of them as well as the name of the inventors and of any agent of the INSTITUTIONS without having received in advance of any such use the written consent of the INSTITUTIONS and, where appropriate, of the individual person concerned.

              Only to provide information on the origin of the license, the words "CNRS-UNIVERSITY LOUIS PASTEUR-STRASBOURG 1 License" may appear on any advertising document, technical or explanatory materials related to the PRODUCTS OF THE AGREEMENT. It is the responsibility of BIOSPHERE MEDICAL INC to ensure that this notice, because of its form or the context in which it is placed, cannot be construed as a warranty offered by the INSTITUTIONS concerning the PRODUCTS OF THE AGREEMENT.

              BIOSPHERE MEDICAL INC must impose the same obligations on any SUB-LICENSEES and DISTRIBUTORS.

         6.3 BIOSPHERE MEDICAL INC hereby acknowledges that it has the competence required to use the KNOW-HOW OF THE AGREEMENT and the PATENTS OF THE AGREEMENT and to develop, use, manufacture or market the PRODUCTS OF THE AGREEMENT.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

         6.4 BIOSPHERE MEDICAL INC will market the PRODUCTS OF THE AGREEMENT under its own trade names or those for which it has regularly obtained a license. The INSTITUTIONS may not claim any right to these trade names or to the clientele of BIOSPHERE MEDICAL INC. Any administrative authorization obtained by BIOSPHERE MEDICAL INC for the manufacture and/or marketing of the PRODUCTS OF THE AGREEMENT will be done on behalf of BIOSPHERE MEDICAL INC or any person it designates; the INSTITUTIONS may not, subject to what is provided in 6.5 below, claim any right to any of them.

         6.5 Notwithstanding the stipulations of 6.4 above, BIOSPHERE MEDICAL INC agrees to convey to the INSTITUTIONS a copy of all administration authorizations (including Marketing Authorizations) it obtains in order to manufacture and/or market the PRODUCTS OF THE AGREEMENT.

         Section 7 - FINANCIAL TERMS AND CONDITIONS

         7.1 In consideration for this agreement, BIOSPHERE MEDICAL INC shall pay CNRS on behalf of the INSTITUTIONS the following amounts:

              7.1.1   Royalties

                      DIRECT WORKING

                      In case of direct working, BIOSPHERE MEDICAL INC shall pay CNRS on behalf of the INSTITUTIONS an annual royalty equal to [**] of NET SALES. This royalty is payable on all PRODUCTS OF THE AGREEMENT sold, whatever the country of the TERRITORY OF THE AGREEMENT where the PRODUCTS OF THE AGREEMENT are sold.

                      INDIRECT WORKING

                      In case of indirect working, BIOSPHERE MEDICAL INC shall pay CNRS on behalf of the INSTITUTIONS [**] of the sums of all kinds (lump sums, royalties, guarantee minimums, etc.) received by BIOSPHERE MEDICAL INC from its SUB-LICENSEES, whether these payments are due upon the signing of the sub-license agreements or at later stages of their implementation. The above notwithstanding, the lump sums paid to BIOSPHERE MEDICAL INC by SUB-LICENSEES as part of research and development agreements containing sub-license of PATENTS OF THE AGREEMENT will not be included in the royalty base provided herein.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                      In order to avoid any ambiguity, if BIOSPHERE MEDICAL INC were to sell PRODUCTS OF THE AGREEMENT to a third party (including a DISTRIBUTOR), who then resells them, only the sale of BIOSPHERE MEDICAL INC results in the payment of royalties to the INSTITUTIONS (at the rate of [**]), the INSTITUTIONS not collecting any royalty on the resale of the PRODUCTS OF THE AGREEMENT by this third party.

              7.1.2   Guarantee Minimum Annual Royalties

                      a) Starting in 1999, BIOSPHERE MEDICAL INC guarantees the INSTITUTIONS a minimum annual royalty of [**].

                      b) BIOSPHERE MEDICAL INC may be released from these guaranteed minimums on condition of its notifying CNRS of its intention at least three months before the planned date of the annual closing of the accounts of BIOSPHERE MEDICAL INC (as provided in Section 8) by registered letter with acknowledgement of receipt. The INSTITUTIONS may then either convert the exclusive license into a non-exclusive license or cancel this agreement by applying the cancellation clauses.

                           In case of conversion of the exclusive license into a non-exclusive license, the guaranteed minimums will not longer be due by BIOSPHERE MEDICAL INC starting on January 1 of the fiscal year after the conversion of the exclusive license into a non-exclusive license.

         7.2 Either PARTY may ask for revision of the financial terms and conditions of the license if as a result of economic imbalances that it will be the responsibility of the said PARTY to demonstrate, the balance of contractual relations has been modified to the point of making it prejudicial to execute its obligations. As long as the PARTIES have not signed a supplementary agreement formalizing their agreement on the amount of these revised rates or on the definition of the royalty base, the rates and base provided herein remain payable.

         7.3 Any change to the financial conditions of this license must be the subject of a complementary agreement.
              Such revision may in no case be retroactive and will only take effect starting on January 1 of the year following the change.

         Section 8 - ACCOUNTING - MONITORING OF ROYALTIES

         8.1 BIOSPHERE MEDICAL INC will keep accounting records from which can be identified all elements necessary for the accurate evaluation of the commercial transactions related to this Agreement.

              BIOSPHERE MEDICAL INC agrees to have this obligation to keep appropriate accounting records respected by its SUB-LICENSEES.

              The accounts will end each year on the date on which BIOSPHERE MEDICAL INC closes its books for the year, i.e. December 31.

         8.2 Any payment of royalties due under this Agreement will be preceded by the sending by BIOSPHERE MEDICAL INC to CNRS of a statement of commercial transactions related to this Agreement on which will appear:
              -   the number of this License Agreement,
              - the NET SALES by country for each PRODUCTS OF THE AGREEMENT, as well as the sums of any kinds received by BIOSPHERE MEDICAL INC from its SUB-LICENSEES,
              -   the applicable rate,
              -   the calculation of the sums due to the INSTITUTIONS.

              Such statement of commercial transactions will be sent each year to the Service Financier, Delegation du Siege du CNRS, 3 rue Michel-Ange, 75794 PARIS Cedex 16 within 30 (thirty) days of the closing of the accounts of BIOSPHERE MEDICAL INC.

              The sums due from BIOSPHERE MEDICAL INC must be paid within 35 (thirty-five) days of the date of the issuing of an invoice by CNRS, to the person and the bank address shown below.

              Payments will be made to CNRS by cheque payable to the Agent Comptable Principal du CNRS, Paierie Generale Paris - Bank code:
              30091 - Branch Code: 75200 - Account. No. 20003000336- Key 91.
              Cheques are sent to the attention of the Agent Comptable Principal du CNRS, 3 rue Michel-Ange - 75794 PARIS Cedex 16.

         8.3 The sums due to the INSTITUTIONS will be paid in French francs (or in euros when this currency replaces French francs).

              It should be remembered that the French franc (and other currencies of the European Monetary System) will be replaced by the euro, sole European currency, in application of the Treaty of the European Union.

              As provided by the general principles of currency law, references to francs (or other EMS currencies) will then be automatically considered references to the euro.

              This substitution will not in itself amend the terms of the agreement or waive its execution or give one PARTY the right unilaterally to amend or terminate it. It will occur on the date and in the conditions defined by community regulations.

         8.4 Where no commercial transaction is performed, BIOSPHERE MEDICAL INC must nevertheless send CNRS within 30 (thirty) days of the date that BIOSPHERE MEDICAL INC closes its books each year indicated in 8.1 above, a statement attesting to the absence of any operation during that year and indicating the causes of the absence of sales.

         8.5 Any amount not paid by BIOSPHERE MEDICAL INC within the times given above will result in interest charged on sums overdue, calculated pro rated according to the rules applicable to French Public Institutions (which, at the DATE OF COMING INTO FORCE, was the current legal interest rate increased by 2 points) without prejudice to the right of the INSTITUTIONS to cancel this agreement in application of section 14, Cancellation.

         8.6 The sums due by BIOSPHERE MEDICAL INC to CNRS on behalf of the INSTITUTIONS will be increased by the legal taxes in force on the date they are due, in particular the V.A.T. if applicable.

         8.7 Any accounting will be deemed available to the INSTITUTIONS or a representative authorized by them until the date of expiration of this agreement extended by 1 (one) year. The INSTITUTIONS will have the right to check the accuracy of the royalty accounts of BIOSPHERE MEDICAL INC During such a check a public accountant will be designated by the INSTITUTIONS and his fees and expenses will be paid by the INSTITUTIONS except if there is an adjustment of more than 5% (five percent) of the amount of the sums actually paid by BIOSPHERE MEDICAL INC as the result of this check, in which case the expenses and fees of the public accountant will be paid by BIOSPHERE MEDICAL INC.

         8.8 The sums collected by CNRS on behalf of the INSTITUTIONS under this agreement in any case belong to it definitively and irremediably, and may in no case be restored to BIOSPHERE MEDICAL INC. Moreover, any sums remaining due by BIOSPHERE MEDICAL INC on the date of expiration or cancellation of this agreement may be paid to CNRS on behalf of the INSTITUTIONS.

         Section 9 - NON-DISCLOSURE

         9.1 Each PARTY agrees to keep confidential the scientific and technical information belonging to the other PARTY and any information of any kind relative to the other PARTY it may learn during the pre-contractual negotiations or on the occasion of the execution of this Agreement. Each PARTY will not publish or convey any or all of the confidential information to third parties except with the written consent of the other PARTY.

              BIOSPHERE MEDICAL INC agrees in particular to keep confidential and maintain confidential all the knowledge that is conveyed to it as part of the KNOW-HOW OF THE AGREEMENT.

              The PARTIES agree to have the same undertaking made by their personnel and any person attached to their service in any capacity.

              The confidentiality agreements reciprocally binding on the PARTIES as provided herein do not apply to the information for which the PARTY that receives it can prove:

              a) that it was disclosed them after obtaining prior written authorization from the other PARTY or the disclosure was made by the other PARTY;

              b) that it was in the public domain at the time it was conveyed by the other PARTY or that it fell into the public domain after this release without its fault;

              c)  that it was received from a third party legitimately;

              d) that at the date it was conveyed by the other PARTY, it was already in its possession;

              e) that its disclosure was imposed by the application of a legal provision or required regulation or by the application of a final court decision or an arbitration ruling.

              The exceptions listed above are not cumulative.

         9.2 Each PARTY agrees not to file an application for a patent or other industrial property title including the confidential information of the other PARTY without having obtained the other PARTY's prior written authorization to do so.

         9.3 This confidentiality requirement will remain in force throughout this Agreement and for 5 (five) years after its expiration or cancellation.

         9.4  The stipulations of this section may not obstruct:
              - the obligation on researchers of each of the PARTIES to this agreement to produce a progress report to the organization to which they report, this report not being a disclosure in the meaning of the Industrial Property laws,
              - the defense of theses by researchers whose scientific activity is related to the subject of this Agreement;
              - the dissemination by BIOSPHERE MEDICAL INC of documents seeking to promote the marketing of the PRODUCTS OF THE AGREEMENT.

         Section 10 - MAINTAINING THE PATENTS OF THE AGREEMENT IN FORCE

         10.1 The fees for maintaining in force of the PATENTS OF THE AGREEMENT will be paid the responsibility of CNRS starting from the DATE OF COMING INTO FORCE.

         10.2 If for any reason CNRS decides to abandon one of the PATENTS OF THE AGREEMENT, it must so inform BIOSPHERE MEDICAL INC, with reasonable advance notice. BIOSPHERE MEDICAL INC may then take over for CNRS in maintaining this PATENT OF THE AGREEMENT in force.

                If the PATENTS OF THE AGREEMENT are licensed to other licensees than BIOSPHERE MEDICAL INC and if CNRS decides to stop paying the Industrial Property expenses for some or all of the said patents, it is agreed that section 10.2 of this agreement must be adjusted through a supplementary agreement to allow a distribution among all licensees of the Industrial Property expenses not assumed by the INSTITUTIONS .

         10.3 It will be up to BIOSPHERE MEDICAL INC to ask CNRS by registered letter with acknowledgement of receipt to request a complementary protection certificate with PATENTS OF THE AGREEMENT OR ANY EQUIVALENT TITLE. BIOSPHERE MEDICAL INC will take care of undertaking this step sufficiently in advance to enable the delivery of the certificate or title. In any case, this procedure will be done at the risks and expense of BIOSPHERE MEDICAL INC. CNRS may not oppose this request except for reasonable and detailed reasons. In no case may CNRS be held responsible except for gross negligence on its part for the failure of this procedure.

         Section 13 - WARRANTIES

         11.1 This Agreement is made with no other warranty than that of the material existence of the PATENTS OF THE AGREEMENT and the KNOW-HOW OF THE AGREEMENT. In application of this Section, the INSTITUTIONS offer no warranty, explicit or implicit, concerning the PATENTS OF THE AGREEMENT and the KNOW-HOW OF THE AGREEMENT, in particular with respect to their usefulness or suitability for any function.

         11.2 Possible random events, risks and perils with respect to the execution of this Agreement and any legal defects contained in one or more of the PATENTS OF THE AGREEMENT are the responsibility of BIOSPHERE MEDICAL INC alone, which accepts them. Accordingly, in case of the rejection or cancellation of one or more of the PATENTS OF THE AGREEMENT, the dependence of the said patents on a prior dominating patent, in case where the PRODUCTS OF THE AGREEMENT because of the use of the PATENTS OF THE AGREEMENT or the KNOW-HOW OF THE AGREEMENT were declared infringed by a final court decision, the INSTITUTIONS will not be required either to return the sums already paid by BIOSPHERE MEDICAL INC nor reduce those due until the date of the final legal decision nor the payment of any damages to BIOSPHERE MEDICAL INC in compensation for the harm caused by such rejection, cancellation, dependence or infringement.

         11.3 BIOSPHERE MEDICAL INC may not call the INSTITUTIONS in warranty in case of damage or prejudice of any kind caused by the PRODUCTS OF THE AGREEMENT, since BIOSPHERE MEDICAL INC is solely responsible to its customers and/or any third parties for the quality and performances of the PRODUCTS OF THE AGREEMENT.

         11.4 BIOSPHERE MEDICAL INC is solely responsible for ensuring that the PRODUCTS OF THE AGREEMENT are compliant with applicable laws and regulations.

         Section 12 - DISALLOWANCE - NULLITY

                If in the TERRITORY OF THE AGREEMENT, an administrative decision or a final court decision disallows wholly or in part and/or nullifies wholly or in part one or more of the PATENTS OF THE AGREEMENT and/or restricts the liberty of its working, BIOSPHERE MEDICAL INC may not claim from the INSTITUTIONS any compensation, reimbursement, reduction of sums due at the time of the issuing of the administrative or final court decision.

                Thereafter, BIOSPHERE MEDICAL INC:
                - must, as long as no appreciable competition arises in this country, continue to pay the INSTITUTIONS for the country considered, in consideration for the KNOW-HOW OF THE AGREEMENT, the compensation provided in section 7 of this Agreement.
                - may, starting from the time where appreciable competition appears in this country, negotiate a new compensation due from BIOSPHERE MEDICAL INC to the INSTITUTIONS, it being understood that all other stipulations of this Agreement will continue in any case to apply for the PATENTS OF THE AGREEMENT still in force.

         Section 13 - INFRINGEMENTS

         13.1 The INSTITUTIONS and BIOSPHERE MEDICAL INC will inform each other as soon as possible of any case of infringement by a third party of which they learn and/or of any claim or action for infringement that targets them.

         13.2 a)If in the case of infringement of one or more of the PATENTS OF THE AGREEMENT by a third party, the INSTITUTIONS may take action at their expense against the infringing party, it being understood that any compensation and damages awarded by the court will completely and irrevocably belong to the INSTITUTIONS.

                  This stipulation will not obstruct BIOSPHERE MEDICAL INC from intervening in the case, at its expense, to obtain compensation for its own injury. The compensation and damages that may be awarded at the outcome of such a suit will then be completely and irrevocably theirs.

                b)If the INSTITUTIONS take no action, BIOSPHERE MEDICAL INC may, if it so desires, after formal notice of action addressed to CNRS - by registered mail with acknowledgement of receipt -- that has been more than one month without response, file sue for infringement on its own initiative and on its own behalf. In this case, the cost of the proceedings will be paid solely by it, and any compensation and damages awarded by the court will then be completely and irrevocably theirs.

                c)The stipulations of 13.2 b) above are applicable subject to the compulsory legal provisions applicable in the country where the infringement takes place.

                d)The stipulations of 13.2 do not apply to cases of
                  infringement of the PATENTS OF THE AGREEMENT outside the DOMAIN OF THE AGREEMENT and the TERRITORY OF THE AGREEMENT and the PRODUCTS OF THE AGREEMENT, which are under the jurisdiction of the INSTITUTIONS alone or of any third party they so designate.

         13.3 If suits for infringement are filed against BIOSPHERE MEDICAL INC or any of its SUB-LICENSEES or DISTRIBUTORS on the occasion of the working of the PRODUCTS OF THE AGREEMENT, because of the use of the PATENTS OF THE AGREEMENT and/or the KNOW-HOW OF THE AGREEMENT, the INSTITUTIONS will convey to BIOSPHERE MEDICAL INC the elements they have available for its defense or for the defense of its SUB-LICENSEES or DISTRIBUTORS. If at the outcome of such a suit for infringement, the said companies are found guilty, BIOSPHERE MEDICAL INC will hold the INSTITUTIONS safe; as provided in section 11, BIOSPHERE MEDICAL INC is not allowed to call them in guarantee or claim from the INSTITUTIONS any compensation, reimbursement of sums of any kind already paid to the INSTITUTIONS or any reduction of sums already due at the time of the final court decision. In case of the cancellation of one of the PATENTS OF THE AGREEMENT, the provisions of sections 11 and 12 will be applied without being overridden.

         13.4 The PARTIES agree to provide each other with all documents and elements it may need on the occasion of such proceedings as described above.

         Section 14 - CANCELLATION - EXPIRATION

         14.1 This Agreement will be automatically cancelled in case of cessation of activity, dissolution or bankruptcy of BIOSPHERE MEDICAL INC.

                If BIOSPHERE MEDICAL INC becomes the object of bankruptcy proceedings and the INSTITUTIONS want to cancel this Agreement, the INSTITUTIONS will so inform BIOSPHERE MEDICAL INC by registered mail with acknowledgement of receipt. Subject to the compulsory legal provisions applicable in the case of class action proceedings in force in the United States in the State of Massachusetts, this Agreement will be cancelled automatically 3 (three) months after the sending by CNRS of a registered letter with acknowledgement of receipt setting out the reasons for the cancellation.

         14.2 This Agreement may be cancelled by either of the PARTIES in case of failure of the other PARTY to execute one or more of the obligations contained in its various clauses, in particular
                Section 6 (Working) and Section 7 (Financial Terms and Conditions). This cancellation will take effect only 3 (three) months after the complaining PARTY has sent a registered letter with acknowledgement of receipt setting out the reasons for the complaint unless within that time, the defaulting PARTY has satisfied its obligations or provided proof of its being prevented from doing so as the result of a case of force majeure. The exercise of this cancellation option does not relieve the defaulting party from satisfying the obligations contracted until the date the cancellation takes effect, without prejudice to the payment of damages due by the defaulting PARTY in compensation for the prejudice experienced by the complaining PARTY from the early cancellation of this Agreement.

         14.3 In case of cancellation of this Agreement, the sub-licensing agreements entered into with the SUB-LICENSEES before the cancellation date of this Agreement may only remain in force subject to a written agreement, negotiated in good faith, between the INSTITUTIONS and the said SUB-LICENSEES.

         14.4 If this Agreement expires or is cancelled, BIOSPHERE MEDICAL INC agrees:
                - to no longer work and not to allow the direct or indirect working of the PATENTS OF THE AGREEMENT until they expire;
                - not to disclose and not to work or let work directly or
                  indirectly the KNOW-HOW OF THE AGREEMENT as long as the KNOW-HOW OF THE AGREEMENT has not become a matter of the public record;
                - to restore to the INSTITUTIONS within the month following the expiration or the cancellation of this Agreement, all documents and materials that the INSTITUTIONS may have sent it without being able to keep copies.

           Moreover, in case of early cancellation of this license, BIOSPHERE MEDICAL INC agrees to send to the INSTITUTIONS all the results obtained on the invention covered by the PATENTS OF THE AGREEMENT or by using the KNOW-HOW OF THE AGREEMENT and authorizes the INSTITUTIONS to communicate them to third parties subject to the signature by the said third parties of a non-disclosure agreement and to work, directly or indirectly, the said results.

         Section 15 - INVENTORIES

           If BIOSPHERE MEDICAL INC or its SUB-LICENSEES has PRODUCTS OF THE AGREEMENT in stock on the date of the expiration or cancellation of this Agreement, they will be authorized to sell these PRODUCTS OF THE AGREEMENT within 6 (six) months after the expiration or cancellation date of this Agreement, subject first to sending the INSTITUTIONS on the date of expiration or cancellation of this Agreement an inventory list and send to respecting the conditions of Section 7 herein with respect to the financial terms and conditions.

         Section 16 - TOTALITY AND LIMITS OF THE AGREEMENT

         16.1 This Agreement expresses all of the obligations of the PARTIES relative to its object. No general or specific conditions appearing in the documents sent or given to the PARTIES may be included in this Agreement.

         16.2 This Agreement may not be amended or renewed except by a Complementary Agreement signed by the duly authorized representatives of the PARTIES.

         16.3 It is stipulated that the relationships being established between the PARTIES under this Agreement confer no right other than those mentioned herein. It is understood that this Agreement does not contain, in particular, assignment for the benefit of BIOSPHERE MEDICAL INC of any right outside the DOMAIN OF THE AGREEMENT and the TERRITORY OF THE AGREEMENT and the PRODUCTS OF THE AGREEMENT nor any right on the patents other than the PATENTS OF THE AGREEMENT or any know-how other than the KNOW-HOW OF THE AGREEMENT.

         Section 17 - HEADINGS

           In case of problems in interpretation between any of the headings of the clauses and any of the clauses, the headings are declared non-existent.

         Section 18 - NULLITY OF ONE CLAUSE

           If one or more stipulations of this Agreement are considered invalid or declared so by application of a law, a regulation - and in particular the law of the European Union - or after a final decision of a competent jurisdiction, the other stipulations will retain all their force and scope, and the PARTIES will proceed without delay to make the necessary modifications while respecting, wherever possible, the meeting of the minds present at the time this Agreement is signed.

         Section 19 - WAIVER

           The fact that one of the PARTIES is unable to act on the failure by the other PARTY to satisfy one of the obligations contained herein may not be construed for the future as being a waiver of the obligation involved.

         Section 20 - DISPUTES - APPLICABLE LAW

         20.1 In case of a disagreement involving the validity, interpretation or execution of this Agreement, the PARTIES will attempt to resolve their differences out of court.

         20.2 In case of persistent disagreement, the dispute will be brought before the competent French jurisdictions and this Agreement will be subject to French laws and regulations.

         20.3 This Section will remain in force notwithstanding the expiration or cancellation of this Agreement.

         Section 21 - REGISTRATION IN THE NATIONAL REGISTER OF PATENTS

         21.1 This Agreement may be registered in the National Register of Patents, kept by the Institut National de la Propriete Industrielle (National Institute of Industrial Property) and the national registers of patents kept by the national offices of Industrial Property concerned by the PATENTS OF THE AGREEMENT at the case and expense of BIOSPHERE MEDICAL INC.

         21.2 Any tax registration required for this Agreement will be done by BIOSPHERE MEDICAL INC at its expense.

         Section 22 - LANGUAGES

           This Agreement has been established only in the French language.

         Section 23 - NOTICE

           Any notice required for this Agreement will be sent by registered mail with acknowledgment of receipt, to the PARTY concerned at the following address:

           For the INSTITUTIONS
           CNRS
           Delegation aux Entreprises
           3 rue Michel Ange
           75794 PARIS Cedex 16

           for BIOSPHERE MEDICAL INC
           BIOSPHERE MEDICAL INC
           Attention: Mr. Jean-Marie VOGEL
           111 Locke Driver
           Marlborough, MA
           01752 United States

         Done in three original copies, one for CNRS, one for UNIVERSITE and one for BIOSPHERE MEDICAL INC.

         Done in Paris JULY 15, 1999                     signed in MARLBOROUGH
                                                         JUNE 6, 1999

         For the Directeur General
         and per
         Assistant to the Delegue aux Entreprise
         Joseph BAIXERDAS
         [signature]                                     [signature]
         Catherine BRECHIGNAC                            Jean-Marie VOGEL
         Directeur General du CNRS                       President, CEO of
                                                         BIOSPHERE MEDICAL INC

         [signed]
         President of ULP
         J.Y. MERINDOL
         per                                JULY 2, 1999
         Vice President, Research and Doctoral Training
         B. EHRESMANN
         Jean-Yves MERINDOL
         President of the UNIVERSITE LOUIS PASTEUR STRASBOURG 1

                                   SCHEDULE 1

                        LIST OF PATENTS OF THE AGREEMENT

LIST OF LIPOPOLYAMINE PATENTS


COUNTRY              TYPE       HOLDERS      FILED            PUBLICATION       AGREEMENT       EXPIRATION          PROCEDURE
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
GERMANY              EPO        CNRS         13 APR 1990      24 OCT 1990       04 JUN 1997     13 APR 2010         Agreement
                                                                                                                    04 JUN 1997
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
AUSTRIA              EPO        CNRS         13 APR 1990      24 OCT 1990       04 JUN 1997     13 APR 2010         Agreement
                                                                                                                    04 JUN 1997
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
BELGIUM              EPO        CNRS         13 APR 1990      24 OCT 1990       04 JUN 1997     13 APR 2010         Agreement
                                                                                                                    04 JUN 1997
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
CANADA               NP         CNRS         12 APR 1990                                        12 APR 2016         Examination
                                                                                                                    18 MAR 1997
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
DENMARK              EPO        CNRS         13 APR 1990      24 OCT 1990       04 JUN 1997     13 APR 2010         Agreement
                                                                                                                    04 JUN 1997
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
SPAIN                EPO        CNRS         13 APR 1990      24 OCT 1990       04 JUN 1997     13 APR 2010         Agreement
                                                                                                                    04 JUN 1997
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
UNITED STATES        NP         CNRS         17 APR 1990                        15 DEC 1992     17 APR 2010         Agreement
                                                                                                                    15 DEC 1992
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
UNITED STATES        CNT        CNRS         31 JUL 1992                                                            Abandoned
                                                                                                                    03 FEB 1994
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
UNITED STATES        CNTI       CNRS         03 FEB 1994                        19 DEC 1995     19 DEC 2012         Agreement
                                                                                                                    19 DEC 1995
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
UNITED STATES        DIV1       CNRS         07 JUN 1995                        01 APR 1997     01 APR 2014         Agreement
                                                                                                                    01 APR 1997
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
FRANCE                          CNRS         17 APR 1989      19 OCT 1990       15 JUL 1991     17 APR 2009         Agreement
                                                                                                                    05 JUL 1991
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
FRANCE               EPO        CNRS         13 APR 1990      24 OCT 1990       04 JUN 1997     13 APR 2010         Agreement
                                                                                                                    04 JUN 1997
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
GREECE               EPO        CNRS         13 APR 1990      24 OCT 1990       04 JUN 1997     13 APR 2010         Agreement
                                                                                                                    04 JUN 1997
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------



COUNTRY              TYPE       HOLDERS      FILED            PUBLICATION       AGREEMENT       EXPIRATION          PROCEDURE
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
ISRAEL                          CNRS         12 APR 1990                        30 MAR 1997     12 APR 2010         Agreement
                                                                                                                    30 mar 1993
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
ITALY                EPO        CNRS         13 APR 1990      24 OCT 1990       04 JUN 1997     13 APR 2010         Agreement
                                                                                                                    04 JUN 1997
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
JAPAN                           CNRS         17 APR 1990                        29 OCT 1997     17 APR 2016         Agreement
                                                                                                                    29 OCT 1997
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
LUXEMBOURG           EPO        CNRS         13 APR 1990      24 OCT 1990       04 JUN 1997     13 APR 2010         Agreement
                                                                                                                    04 JUN 1997
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
NETHERLANDS          EPO        CNRS         13 APR 1990      24 OCT 1990       04 JUN 1997     13 APR 2010
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
EUROPEAN PROC.       EPO        CNRS         13 APR 1990      24 OCT 1990       04 JUN 1997     13 APR 2010
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
UNITED KINGDOM       EPO        CNRS         13 APR 1990      24 OCT 1990       04 JUN 1997     13 APR 2010
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
SWEDEN               EPO        CNRS         13 APR 1990      24 OCT 1990       04 JUN 1997     13 APR 2010
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
SWITZERLAND          EPO        CNRS         13 APR 1990      24 OCT 1990       04 JUN 1997     13 APR 2010
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------






-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
COUNTRY              TYPE       HOLDERS      FILED            PUBLICATION       AGREEMENT       EXPIRATION          PROCEDURE
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
FRANCE               DIVI       CNRS         24 JUL 1989      26 OCT 1990       05 JUL 1991     12 APR 2009         Agreement
                                                                                                                    05 JUL 1991
-------------------- ---------- ------------ ---------------- ----------------- --------------- ------------------- ----------------
